POWER OF ATTORNEY


  The undersigned, a director and/or executive officer of Dynasil Corporation of America, a Delaware corporation (the "Company") and the person whose signature appears below, constitutes and appoints Craig T. Dunham, Patricia Kehe and Patricia L. Johnson, or any of them, his or her true and lawful attorneys-in-fact and agents, each of whom may act alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Company's 2010 Stock Incentive Plan and any and all amendments, including post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorneys-in-fact and agents or any of them or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                     /s/ Craig T. Dunham
                                     Signature

                                     Craig T. Dunham
                                     Print Name

                                     3/22/2010
                                     Date

                              POWER OF ATTORNEY


  The undersigned, a director and/or executive officer of Dynasil Corporation of America, a Delaware corporation (the "Company") and the person whose signature appears below, constitutes and appoints Craig T. Dunham, Patricia Kehe and Patricia L. Johnson, or any of them, his or her true and lawful attorneys-in-fact and agents, each of whom may act alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Company's 2010 Stock Incentive Plan and any and all amendments, including post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorneys-in-fact and agents or any of them or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                     /s/ Richard A. Johnson
                                     Signature

                                     Richard A. Johnson
                                     Print Name

                                     3/22/2010
                                     Date

                              POWER OF ATTORNEY


  The undersigned, a director and/or executive officer of Dynasil Corporation of America, a Delaware corporation (the "Company") and the person whose signature appears below, constitutes and appoints Craig T. Dunham, Patricia Kehe and Patricia L. Johnson, or any of them, his or her true and lawful attorneys-in-fact and agents, each of whom may act alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Company's 2010 Stock Incentive Plan and any and all amendments, including post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorneys-in-fact and agents or any of them or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                     /s/ Peter Sulick
                                     Signature

                                     Peter Sulick
                                     Print Name

                                     3/19/2010
                                     Date

                              POWER OF ATTORNEY


  The undersigned, a director and/or executive officer of Dynasil Corporation of America, a Delaware corporation (the "Company") and the person whose signature appears below, constitutes and appoints Craig T. Dunham, Patricia Kehe and Patricia L. Johnson, or any of them, his or her true and lawful attorneys-in-fact and agents, each of whom may act alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Company's 2010 Stock Incentive Plan and any and all amendments, including post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorneys-in-fact and agents or any of them or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                     /s/ Michael J. Joyner
                                     Signature

                                     Michael J. Joyner
                                     Print Name

                                     3/18/2010
                                     Date

                              POWER OF ATTORNEY


  The undersigned, a director and/or executive officer of Dynasil Corporation of America, a Delaware corporation (the "Company") and the person whose signature appears below, constitutes and appoints Craig T. Dunham, Patricia Kehe and Patricia L. Johnson, or any of them, his or her true and lawful attorneys-in-fact and agents, each of whom may act alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Company's 2010 Stock Incentive Plan and any and all amendments, including post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorneys-in-fact and agents or any of them or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                     /s/ David Kronfeld
                                     Signature

                                     David Kronfeld
                                     Print Name

                                     3/18/2010
                                     Date

                              POWER OF ATTORNEY


  The undersigned, a director and/or executive officer of Dynasil Corporation of America, a Delaware corporation (the "Company") and the person whose signature appears below, constitutes and appoints Craig T. Dunham, Patricia Kehe and Patricia L. Johnson, or any of them, his or her true and lawful attorneys-in-fact and agents, each of whom may act alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Company's 2010 Stock Incentive Plan and any and all amendments, including post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorneys-in-fact and agents or any of them or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                     /s/ Cecil Ursprung
                                     Signature

                                     Cecil Ursprung
                                     Print Name

                                     3/22/2010
                                     Date